SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934
DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 15, 2006
PFSweb, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-28275	75-2837058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)
500 NORTH CENTRAL EXPRESSWAY
PLANO, TX 75074
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
(972) 881-2900
(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE )
N/A
(FORMER NAME OR ADDRESS, IF CHANGED SINCE LAST REPORT)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
ITEM 1.01. Entry Into a Material Definitive Agreement
      (1) On November 15, 2006, eCOST.com, Inc. and Wachovia Capital Finance Corporation (Western) entered into a Third Amendment to the Loan and Security Agreement pursuant to which eCOST.com, Inc.’s line of credit was reduced from $15,000,000 to $7,500,000, the adjusted tangible net worth covenant was reduced from $1,000,000 to $0 and the maturity date was extended to May 31, 2007. The Company is a guarantor of all amounts outstanding under this line of credit.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PFSweb, Inc.

Dated: November 15, 2006	By:	/s/ Thomas J. Madden

Thomas J. Madden Executive Vice President, Chief Financial and Accounting Officer